W. R. Berkley Corporation Investor Meeting March 7, 2014

W. R. Berkley Corporation This is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2014 and beyond, are based upon the Company's historical performance and on current plans, estimates and expectations . The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition; the long- tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, real estate, merger arbitrage and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts; natural and man-made catastrophic losses, including as a result of terrorist activities; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to it, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"), and the potential expiration of TRIA; the ability of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or data security; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2014 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 Safe Harbor Statement

W. R. Berkley Corporation OUR INDUSTRY 3

W. R. Berkley Corporation The Long-Term & Cyclical Nature of the Property Casualty Insurance Business  Cyclicality originates from the requirement for estimates which is unique to this industry  Prices are based on known losses and trends  Court decisions, social inflation, etc. necessitate adjustments  Takes a long time to true up estimates and be accurate  Most trends impact all companies the same way, causing industry- wide cyclicality  For the past 20 years, legal system has generally become more conservative, so claims inflation has declined  As information and technology have improved, magnitude of the cycle has moderated  Sustainable, barring dramatic change in direction of legal system 4

W. R. Berkley Corporation Impact of Investment Returns on Cyclicality  Because investment income is more stable, it can reduce cyclicality  However, changing interest rates can affect willingness to accept underwriting losses over long term  Some companies in the property casualty industry have been better investors than others  Some companies in the property casualty industry have invested more in non-insurance businesses 5

W. R. Berkley Corporation Investing in the Property Casualty Business  Investing in an insurance company requires analysis of long term performance  The important aspect of investing in this industry is determining who are good estimators (and judges of trends)  Huge redundancies or deficiencies in any one year not desirable  Small redundancies or deficiencies year to year are better, but good companies usually have small redundancies  Consistent reserving over the long term, establishing redundancies in current year while taking down similar redundancies for older years, allows reported numbers to reflect current results  Having consistent pricing and reserving policies is important for consistent estimates 6

W. R. Berkley Corporation Volatility  Depending on lines of business written, there will be more or less certainty and volatility  This is obvious in property cat lines and other lines of business where an insurer puts out big limits  Companies with large capital bases were historically willing to put out big limits and accept volatility in exchange for the possibility of better returns  However, the level of capacity in the market no longer allows for outsized returns through the acceptance of significant volatility  Level of return does not always reflect level of volatility accepted 7

W. R. Berkley Corporation Good Management in the Property Casualty Business  Good management in the property casualty insurance business accurately assesses risk and optimizes the tradeoff between risk and return, does not just seek the highest return  Accepting more volatility for little additional return takes too much capital – whether in line of business, investment risk, or limits profile  Property casualty insurance returns must be measured over a minimum of a 5-7 year period to understand a company’s risk/return profile  Length of time has to do with duration of reserves and consistency of process for establishing reserves  Frequency of significant event may not make exposure readily apparent  Great business to invest in for the long term; very difficult to invest in it for the short term  Good management maintains a long term view 8

W. R. Berkley Corporation OUR COMPANY 9

W. R. Berkley Corporation Optimizing Risk-Adjusted Returns and Building Shareholder Value for the Long Term  WRB is a long term player focused on the creation of long-term shareholder value and optimizing risk-adjusted returns with a long time horizon  We believe preservation of capital and earnings power is our first job  Rarely buy companies even though acquisitions result in better accounting than starting new enterprises 10

W. R. Berkley Corporation Insurance- Domestic 74% Insurance- International 14% Reinsurance- Global 12% Operating in 3 Segments of the Global Non-Life Market  Segments are made up of 49 operating units, each managed as an independent company  Operate within a defined space, with agreed upon plans and goals  Careful corporate oversight enables us to strategically manage the aggregate business  Expertise and specialization bring greater value to our customers  Holding company provides infrastructure, services, resources and access to capital 11 2013 Gross Premiums Written $6.5 Billion

W. R. Berkley Corporation 12 Workers' Comp 27% Other Liability 32% Short-Tail Lines 22% Commercial Auto 11% Prof. Liability 8% Insurance - Domestic 2013 GPW $4.8 Billion South America 33% Europe 40% Canada 4% Lloyds 23% Insurance - International 2013 GPW $899 Million U.S. Treaty 44% U.S. Facultative 15% Lloyd's Re 7% International 34% Reinsurance - Global 2013 GPW $809 Million Each operating unit serves a market defined by geography, products, services or types of customers Growth is based on meeting the needs of customers while achieving a fair return and allocating capital to our best opportunities

W. R. Berkley Corporation $- $50 $100 $150 $200 $250 $300 $350 $400 $450 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 RELATIVE GROWTH IN BOOK VALUE PER SHARE WITH DIVIDENDS REINVESTED W. R. Berkley Corporation vs. S&P 500®  Long-term view means growing in the best part of the cycle and maintaining discipline through the soft part  Maintain balance sheet strength  Understand and manage volatility  Long-term value creation significantly outperforms peers, industry and S&P 500® 13 W. R. Berkley Corporation S&P 500® Optimizing Value Creation WRB S&P 500® Average Annual Gain – 1974 - 2013 18.0% 10.9% Overall Gain - 1973 - 2013 37,730% 6,249% WRB Overall Gain 1973 - 2013 with Dividends Compounded = 44,110% WRB Compound Annual Gain 1974-2013 = 16.4%

W. R. Berkley Corporation Understand Short Term But Manage for Long Term 14  Growth varies depending upon environment  Write as much good business as possible in good pricing environment; be willing to give up volume when pricing is inadequate  Enter new businesses in areas becoming an increasingly important part of GDP, or in countries rich in natural resources or with stable economies  Engage in businesses when outstanding talent becomes available or macro-economic environment becomes attractive  Accept short term increase in expense ratio when volume declines or new businesses are started  Manage investment duration with an eye towards total return: yields and prices  Capital management depends upon current capitalization, income generation, opportunities and stock price  Management incentives must be geared towards long-term profitability  Always be conscious of risk and volatility

W. R. Berkley Corporation Business Profile  Primarily commercial lines  Niche player with specialized market knowledge and presence  Focus on products with low individual policy limits  Issue policies with defined aggregate limits whenever possible  Avoid unfavorable (unpredictable) political or legal environments  Avoid unrewarded volatility  Expand selectively in attractive global markets  Emphasize high-performance industries and economies 15

W. R. Berkley Corporation INVESTMENTS 16

W. R. Berkley Corporation Investment Philosophy 17  Effectively all investments managed in house  Managed for the long term  Led by individuals with long tenure with WRB  Dual objective of preserving principal & optimizing risk- adjusted return  Maintain quality  Consider inflation risk in duration  Willing to give up immediate liquidity for better return because of low volatility in insurance business 81% 2% 7% 7% 3% Investment Portfolio December 31, 2013 Fixed Maturity Incl. Cash Equities Inv. Funds Real Estate & Loans Rec. Arbitrage

W. R. Berkley Corporation Changes to Investment Strategy 18 3.0 3.1 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4.0 4.1 D u ra ti o n in Y ea rs Portfolio Duration 2010 2011 2012 2013

W. R. Berkley Corporation Investment Performance 19  Reinvestment rate still below current book yield  Fixed income portfolio rolling off faster given historically low rates

W. R. Berkley Corporation Alternative Investments  Merger arbitrage  Private equity  Real estate  Investment funds  Energy  Real Estate  Other 20

W. R. Berkley Corporation RESERVES 21

W. R. Berkley Corporation WRBC Approach to Reserving  Fundamental goal to be accurate and maintain a conservative stance  Full reserve analysis completed every quarter at each operating unit  Each operating unit analysis is peer reviewed by a Corporate actuary who may perform independent work to form an independent view  Compare findings/assumptions each quarter with each operating unit chief actuary, Corporate reviewing actuary and Corporate chief actuary  Annual independent reserve analysis completed by KPMG for WRB operating units representing > 80% of total reserves  KPMG peer reviews reserve analyses for other WRB operating units  Use outside consulting actuaries for certain International operating units and excess WC to provide additional independent analyses  Aggregate conservatism at individual operating units is greater than the sum of caution at multiple levels  Independent reviews at each operating unit reduce systemic reserving risk within enterprise 22

W. R. Berkley Corporation Reserving Considerations  Data segmentation is a key reserving assumption  Many competitors aggregate data and perform combined analysis  Given WRBC structure and operating philosophy, it is generally more accurate to perform reserve reviews at the operating unit level  Significant differences across operating units in claims handling and case reserving practices, specialty classes of business, policy terms and conditions, jurisdictions, etc.  Each actuary knows the details of their particular business  Consistent historical data within each company, and more homogenous data grouping by product possible  Share data and best practices across operating companies  With many actuaries performing reviews, Corporate actuaries must work to encourage consistency and transparency of assumptions 23

W. R. Berkley Corporation Competitive Advantage of Our Approach  WRBC structure, controls and focused approach to reserve review process allow us to see trends faster  Sufficient granularity to be “actionable” for operating units  Multi-layer approach enhances risk controls  Cross-pollinizing of best practices  Most traditional actuarial reserving methods rely on extrapolating past experience into the future and do not perform well when underlying conditions or trends change  E.g., California WC tort reforms  Impact of 2008 financial crisis on Professional Liability  Actuaries are “anchored” by their initial expectations, and are slow to adapt their assumptions when actual results come in better or worse  Delays can lead to missed opportunities/slow corrective action  Significant competitive advantage can be gained by accurately identifying and reacting to changing trends faster than others 24

W. R. Berkley Corporation AGENCY 25

W. R. Berkley Corporation What is Agency?  The agency relationship between owners and managers is the fundamental concept underlying modern corporate structure  Allows for efficient management on behalf of diverse and geographically dispersed shareholders  Directors and management must always exercise informed, good faith business judgment and make decisions in the best long-term interests of shareholders  An effective agency relationship, as measured by consistent shareholder returns, reduces the need for generic corporate governance oversight mechanisms 26

W. R. Berkley Corporation Fulfilling Agency Obligations at WRB  Agency relationship is most effective when interests of directors and management are well-aligned with shareholders through ownership and appropriate incentive mechanisms  No conflict in fulfilling agency obligation because management and directors are owners, so interests are generally aligned  Structure compensation and incentives so that managers are rewarded for doing what will benefit owners  For us, this means a model that creates the best value  For some, it’s getting the highest stock price in the shortest amount of time – not always the same especially in property casualty insurance  Necessitates constantly measuring risk in order to achieve that goal 27

W. R. Berkley Corporation  W. R. Berkley believes that good governance is not one-size fits all  Overall governance structure is designed to achieve the goal of creating long-term value  W. R. Berkley has a history of long-term value creation  Return of approximately 5 times the S&P 500 since 1985  An average return on shareholders’ equity of approximately 15% over the last ten years  Low volatility in comparison with peers  Many well-intentioned corporate governance initiatives result in short-termism which would cause value destruction for shareholders Governance 28

W. R. Berkley Corporation Compensation Structure Reflects Long-Term View  Incentive plan promotes longevity and connects management to the company and the stock  Senior officers must hold RSUs for entire tenure  Stock price compounds over time, creating significant wealth  LTIP geared towards target risk-adjusted return on equity  In certain years we did not max out the LTIP  Senior officers who have retired over the last 10 years have accumulated significant wealth – expect that to continue  Everything we do is geared towards getting people committed to producing the best outcome 29

W. R. Berkley Corporation Management Ownership  Senior management and directors own approximately 21% of outstanding shares of stock  Minimum ownership requirements (multiple of base salary): CEO-10x, COO-5x; NEOs-3x  Senior management has on average 26x their pay invested in WRB stock  Over half of WRB’s employees own shares  Chairman and CEO and family own approximately 19% of the outstanding shares  Chairman and CEO has never sold any of his WRB stock (except to cover taxes on RSUs and for cashless exercises of options)  Chairman and CEO has reduced his number of pledged shares  No single shareholder is more incentivized to maximize shareholder value than WRB’s Chairman and CEO 30

W. R. Berkley Corporation Formulaic Governance Evaluations  Some may rely on unproven and opaque methodologies that reduce the complex realities of corporate governance into an easily digestible, but inherently misleading, quantitative system  Results in a shorthand method of evaluating agency over in- depth analysis  Use metrics to determine if objectives are being satisfied, but they are not one size fits all and don’t necessarily tell the whole story  No single metric or bundle of metrics can substitute for the informed business judgment of a well-advised board as to what is necessary to promote corporate and shareholder interests in dynamic, real-world circumstances 31

W. R. Berkley Corporation BOARD VIEW 32

W. R. Berkley Corporation How our Board Thinks About Agency  The board represents shareholders and are shareholders  It is the board’s responsibility to assure decisions reflect the best interests of shareholders over the long term  Reward managers based on performance and focus  Focus on economics, rather than accounting 33

W. R. Berkley Corporation Incentive Programs Designed to Align Management Interests With Shareholders  Alignment builds shareholder value over the long term  Majority of incentive compensation programs are long term, reflecting the multi-year insurance industry cycles and have been in place for many years  Reduces volatility in earnings  Creates less turnover of senior management as personal wealth builds  Focuses concern on unforeseen risk  Incentivizes management to not only look for opportunities, but to be aware of potential problems  Nature of insurance industry requires recognition that incentives emphasizing short term results may reduce long term returns 34

W. R. Berkley Corporation How Do We Determine Compensation  Review an array of financial measures  Return on equity  Earnings per share  Combined ratio  Investment income  Growth in book value per share  Duration of asset portfolio compared to liabilities  Balance of inflation vs. deflation risk  Compare results with prior year and peer group  Measure volatility and exposure  Individual performance 35

W. R. Berkley Corporation Assessment of the Chairman  Performance of the company  Performance of the investment portfolio  Consistency of management  Industry leadership  Succession implementation and team development  Longevity  Total shareholder return is a key element 36

W. R. Berkley Corporation Compensation Committee 2014 Actions  Added performance measure to equity awards (RSU plan), triggering off 5 year T-note  Instituted double trigger vesting of RSUs and LTIPs  In addition to change of control, a second trigger (e.g., termination or material diminution in responsibilities) will now be required  Reduced maximum payout under annual incentive compensation plan  Changed RSU and LTIP plans to annual grants  Continue to monitor pledged shares of the Chairman and encourage him to maintain ownership  Reviewed all our plans to assure they remain effective and appropriately incentivize 37

“Always do right. This will gratify some people, and astonish the rest.” Mark Twain W. R. Berkley Corporation